Exhibit 99.2
Nasdaq: PASG © 2023 Passage Bio. All rights reserved. Fulfilling the Promise of Genetic Medicine for Central Nervous System Disorders May 2023

2 Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including our planned progress of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations about our manufacturing plans and strategies; estimates regarding our cash forecasts; and the ability of our lead product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop, obtain regulatory approval for and commercialize PBGM01, PBFT02, and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures orbreaches; our dependence on collaborators and other third parties for the development of product candidates and other aspects of our business, which are outside of ourfull control; risks associated with current and potential delays, work stoppages, or supply chain disruptions; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access tocapital and credit markets; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Passage Bio.

3 Our Vision To fulfill the promise of genetic medicine by developing transformative therapies for people with devastating CNS diseases Two exciting lead gene therapy programs in GM1 and FTD Innovative research partnership with Penn’s Gene Therapy Program Longstanding manufacturing and process analytics capabilities Strong cash position with runway into 1H 2025

4 Global Imagine-1 Dose-Escalation Study of PBGM01 Global upliFT-D Dose-Escalation Study of PBFT02 NEXT MILESTONES Initial safety and biomarker data from Cohort 1 patients in 2H 2023 GM1 GANGLIOSIDOSIS A Fatal Pediatric CNS Disease Advancing Two Lead Clinical Programs in 2023 NEXT MILESTONES Initial safety and biomarker data from Cohort 4 (early infantile, high dose) by mid-2023 Dose first patient at higher dose in 2H 2023 FRONTOTEMPORAL DEMENTIA (FTD) A Detrimental Adult CNS Disease WHERE WE ARE Strong momentum with 8 patients on study and positive interim data WHERE WE ARE First patient dosed, positive momentum toward recruiting additional patients in Cohort 1

5 Intra-Cisterna Magna (ICM) Administration • Directly deliver vector into the CSF via a single injection to reach both CNS and peripheral tissues* –Allows for broad CNS biodistribution – Lower doses compared to IV systemic delivery –Reduced impact of neutralizing antibodies • Administered under anesthesia using modern neuroimaging to allow for precise delivery • Currently being used in several clinical studies in both pediatric and adult populations Cisterna magna Source: Hinderer et. al,Human Gene Therapy. 2018 Jan; 29(1):15-24 Utilized across two clinical-stage programs to directly target CNS

Promising Preclinical Pipeline in Adult CNS Disorders

AMYOTROPHIC LATERAL SCLEROSIS (ALS)

- **Drug Candidate:** PBAL05
- **Gene Target**: *C9orf72*
- **Approach**: miRNA and cDNA combination
- Hexanucleotide repeat expansion in *C9orf72* gene is found in 40% of familial and 8% of sporadic ALS cases[1]
- ~4,500 ALS-C9orf72 cases worldwide in 2020[2]

HUNTINGTON'S DISEASE

- **Drug Candidate**: Unnamed
- **Gene Target:** *HTT* and Undisclosed
- Caused by an autosomal dominant trinucleotide (CAG) expansion in the *huntingtin (HTT)* gene
- Estimated 41,000 patients in US and ~200,000 more at risk[3]

TEMPORAL LOBE EPILEPSY (TLE)

- **Drug Candidate**: Unnamed
- **Gene Target**: Undisclosed
- Common focal epilepsy affecting ~616,000 in the US[4]
- One third are not controlled by current treatments[4]
- No universal treatment target has been identified

GENE THERAPY PROGRAM

Supported by strategic collaboration with Penn's GTP, an unmatched leader in cutting-edge AAV gene therapy research

1. Majounie et al *Lancet* 11:323-33, 2012; 2. Brown et al., *Neuroepidemiology* 55: 342-353, 2021 3. HDSA; Fisher and Hayden, 2014, *Mov Disord.* 29:105-14. 4. Asadi-Pooya et al., 2017 *World Neurosurg.* 99:662-666

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7 Discovery UPenn GTP Research Analytics and Vector Engineering Process/Analytic Development Passage CMC R&D Lab Proven Analytical Capabilities Integrated Process Development GMP QC Capabilities Strong Regulatory CMC Scientific Expertise Scale-up Capability GMP Manufacturing Longstanding Partnership with Catalent End-to-End Clinical Supply Chain Leading CMC Capabilities Via a Hybrid Approach External Manufacturing Partnerships and End-to-End Supply Chain Key Strategic Partnerships Internal State-of-the-Art CMC Capabilities Partnerships In House Ensuring product supply while maintaining critical analytics capabilities in-house

PBGM01 GM1 Gangliosidosis

GM1 Gangliosidosis: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *GLB1* gene mutations characterized by destruction of neurons in the brain and spinal cord.

Characterized by rapidly progressive neurological decline resulting in **reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia.**



RARE AND UNDERSERVED populations with incidence of up to **~1 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

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Source: NIH, CHOP, *American Journal of Neuroradiology*

PassageBio

GM1 Gangliosidosis Disease Continuum

Disease severity inversely related to residual β-Gal enzyme activity


GM1 Gangliosidosis is a Continuum
Type 1 (Early Infantile)
• Onset <6 months
• Hypotonia
• Neurodegeneration
• Developmental regression
• Seizures
• Skeletal dysplasia
• Survival: <2 years without supportive care
Type 2a (Late Infantile)
• Onset 6–24 months
• Developmental plateau, followed by regression
• Impaired ambulation
• Impaired cognition
• Seizures
• Survival: 5 to 10 years
Type 2b (Juvenile)
• Onset 2–5 years
• Impaired ambulation
• Dysarthria
• Variable skeletal disease
• Decreased cognition
• Survival into 2nd decade
Focus of Imagine-1 Trial
Disease Severity
Negligible to 5%
~ 1– 5%
~ 3 – 10%
Residual Enzyme Activity (Serum)

Brunetti-Pierri N., Scaglia F. *Mol Genet Metab.* 2008;94(4):391-396. Jarnes JR, et al. *Mol Genet Metab.* 2017;121(2):170-179. Lang FM, et al. *Mol Genet Metab.* 2020;129(3):228-235. Regier DS, Tifft CJ. Rothermel CE. *GLB1*-related disorders. In: Adam MP, Ardinger HH, Pagon RA, et al, eds. GeneReviews® [Internet].

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PassageBio

11 PBGM01 OUR APPROACH Next-generation, proprietary capsid delivers functional GLB1 gene encoding β-gal to the brain and peripheral tissues PRECLINICAL EVIDENCE Compelling preclinical data in knock-out mouse model • Dose-related histological correction, improvements in neurological function, and survival • Meaningful transduction of both CNS and critical peripheral organs CLINICAL DEVELOPMENT • Ongoing global Phase 1/2 Imagine-1 trial focused on early and late infantile GM1 • Well-tolerated, positive safety profile and dose dependent increases in transgene expression* Potential transformative therapy for rare, underserved disorder * Based on interim results from Cohorts 1-3

Imagine-1

Imagine-1: Global Phase 1/2 Trial with PBGM01

8 patients dosed to-date; plan to enroll patients at higher dose (Dose 3)

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Capsid	AAVhu68
Duration	Two years, with rollover into a separate long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Regulatory Clearances and Designations	• Received multiple global regulatory clearances • Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan and Advanced Therapy Medicinal Product designations by EC



COHORT 5
Late Infantile
COHORT 6
Early Infantile
DOSE 3 (2.2e11 GC/g)*†
COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
Dosing complete
Recruiting
IDMC review
60 days between subject enrollment in Cohorts 1-4

* Genome copies per gram of estimated brain weight

† Study advancement to dose 3 pending regulatory approval

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Passage Bio

13 * Interim data as presented on December 14, 2022 and during 19th Annual WORLDSymposiumTM on February 24, 2023. AEs=adverse events; ICM=intra-cisterna magna. Key Takeaways from Cohorts 1-3 Interim Data* SAFETY Favorable safety profile and well-tolerated • No serious AEs related to study treatment • No evidence of DRG toxicity • No immune response requiring adjustment to immunosuppression • No complications related to ICM procedure BIOMARKERS • High dose resulted in durable increases in CSF b-Gal well above NHS • High dose resulted in durable decreases in b-Gal substrate GM1 gangliosides in CSF • PBGM01 resulted in decreases in peripheral b-Gal substrates CLINICAL STATUS • Milder developmental delay at the time of treatment is emerging as a determinant of treatment outcomes • PBGM01 treatment was associated with stabilization of MRI severity score

14 *Based on preliminary data from University of Pennsylvania’s ODC Natural History Study (NHS) (NCT04041102); value range (0.3 -1.81 nmol/mL/3hr) PBGM01 ICM Delivery Resulted in Dose Dependent Increases in Transgene Activity in CSF • PBGM01 administration resulted in dose-dependent increase in CSF β-Gal activity • High dose PBGM01 resulted in 3.6-5.2x increase in CSF β-Gal activity relative to baseline • High dose PBGM01 resulted in CSF β-Gal activity well above levels seen in Natural History Study (NHS)* • Increased CSF b-Gal activity sustained for up to 12 months in Patient 1 • PBGM01 administration resulted in sustained β-Gal enzyme expression in blood Key Points 0 1 2 3 4 5 6 0 60 120 180 240 300 360 β-Gal, nmol/mL/3hr Time (days) β-gal, CSF P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile NHS patient value range 0 1 2 3 4 5 6 0 60 120 180 240 300 360 β-Gal, nmol/mL/3hr Time (days) β-gal, CSF P4 Late Infantile P6 Late Infantile 4.7-5.2x baseline 3.6x baseline 1.2-2.8x baseline High dose Low dose Late Infantile: Circle Early Infantile: Square NHS patient value range

15 High Dose PBGM01 Led to Dose Dependent Decreases in CSF GM1 Gangliosides 0 200 400 600 0 50 100 150 200 250 300 350 Gangliosides, apparent nM Time (days) GM1 Ganglioside, CSF P4 Late Infantile P6 Late Infantile 0 200 400 600 800 1,000 0 50 100 150 200 250 300 350 Gangliosides, apparent nM Time (days) GM1 Ganglioside, CSF P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile 75% drop from baseline Late Infantile: Circle Early Infantile: Square 1. Lang FM et al., Mol Genet Metab.2020;129:228-235; CSF= Cerebrospinal Fluid • PBGM01 administration resulted in dose-dependent decrease in CSF GM1 ganglioside levels • Decrease in CSF gangliosides correlated with higher levels of b-Gal activity • GM1 gangliosides hypothesized to mediate CNS manifestations of disease1 Key Points High dose Low dose

16 Patients Manifest a Wide Range of Developmental Delay at Baseline Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Diagnosis Late Onset Late Onset Early Onset Late Onset Early Onset Late Onset Dosing Cohort Low dose Low dose Low dose High dose Low dose High dose Chronological age at baseline (months) 14 31 15 18 6 17 Developmental age at baseline (Bayley; months) 12 7 0.5 2.5 0.5 5 Developmental delay at baseline (Bayley; months) 2 24 14.5 15.5 5.5 12 Mild-moderate delay Developmental Delay at Baseline Marked delay

17 *The Vineland-II is caretaker-assessed. **The Bayley-III is based on direct observation by a neurodevelopmental specialist. Preliminary Trend: Milder Developmental Delay at Dosing Associated with Improved Treatment Response 0 5 10 15 20 25 Overall Developmental Age (months) 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 Chronological Age (months) Vineland-II* P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile P4 Late Infantile P6 Late Infantile Mild-to-moderate developmental delay Marked developmental delay 0 5 10 15 20 25 Overall Developmental Age (months) 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 Chronological Age (months) Bayley-III** P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile P4 Late Infantile P6 Late Infantile Mild-to-moderate developmental delay Marked developmental delay Late Infantile: Circle Low Dose: Solid Line Early Infantile: Square High Dose: Dashed Line

18 PBGM01 Associated with Stabilization of MRI Severity Score* 0 3 6 9 12 15 18 21 0 3 6 9 12 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Time from Treatment (Months) MRI Severity Score Late Infantile: Circle Early Infantile: Square Low Dose: Solid Line High Dose: Dashed Line Natural History of MRI Progression in Late Infantile Patients** MRI Progression in Imagine-1 Study Patients Time Since Onset of Symptoms (Months) • MRI Severity Score: higher scores indicate more structural damage • Each Late Infantile patient is plotted independently to show change over time since symptom onset • Late Infantile patient scores increased in the majority of children over the follow-up period (6 months – 4 years) implying progression of structural damage MRI Severity Score Late Infantile Patients Data from Cohorts 1-3; data cut-off December 2022. 21 18 15 12 9 6 3 0 0 50 * MRI severity score based on cerebral and cerebellar atrophy, abnormalities in white matter, and signal abnormalities in basal ganglia and hippocampi ** Regier DS, et al. Am J Med Genet Part A. 2016;170(3):634-644. Figure adapted to show only late infantile GM1 patients. MRI, magnetic resonance imaging.

19 Data from Cohort 4 Will Add to Understanding of Dose and Patient Selection Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 Patient 8 Diagnosis Late Onset Late Onset Early Onset Late Onset Early Onset Late Onset Early Onset Early Onset Dosing Cohort Low dose Low dose Low dose High dose Low dose High dose High Dose High Dose Chronological age at baseline (months) 14 31 15 18 6 17 7 5.5 Developmental age at baseline (Bayley; months) 12 7 0.5 2.5 0.5 5 5 1.5 Developmental delay at baseline (Bayley; months) 2 24 14.5 15.5 5.5 12 2 4 Mild-moderate delay Developmental Delay at Baseline Marked delay

20 PBGM01 Program Anticipated Next Steps • Present initial data from Cohort 4 (early infantile, high dose) by mid-2023 • Analyze data from Cohort 4 • Due to observed dose response and the absence of safety signals, planning to treat patients at a higher dose • Expect to dose first patient at a higher dose in 2H 2023 • Revising study inclusion criteria to maximize the benefit-risk profile of PBGM01 • Continued interactions with regulatory authorities as clinical data set matures to align on design of confirmatory study and pathway to Biologics License Application Engage with regulatory authorities Determine optimal dose & population for confirmatory study Share additional data throughout 2023

PBFT02 Frontotemporal Dementia — GRN

FTD-GRN: A Devastating Adult Disease

DEVASTATING FORM OF DEMENTIA caused by a *GRN* gene mutation resulting in progranulin (PGRN) deficiency and haploinsufficiency. Approximately 5–10% of FTD is caused by a *GRN* mutation.

Disease progression is rapid and degenerative including **loss of speech, loss of expression, severe behavioral changes and immobility.**



RARE AND UNDERSERVED populations with estimated U.S. prevalence of **~3,000 to 6,000** patients. **No disease-modifying therapies are presently approved.**

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23 Maintains lysosomal activity Progranulin Deficiency Contributes to Neurodegeneration Healthy Brain FTD Brain Reduced progranulin leads to neuronal dysfunction and death Progranulin is critical to maintaining CNS cell homeostasis Regulates microglial activation Regulates synapse number and structure Modulates cell signaling responses to stressors Lysosomal dysfunction Neuroinflammation Synaptic dysfunction Neurodegeneration m Source: Rhinn H et al., Trends Pharmacol Sci. 2022;43:641-652

24 PBFT02 OUR APPROACH Proprietary construct delivers functional GRN gene encoding progranulin (PGRN) with potential therapeutic benefit of a one-time gene therapy approach PRECLINICAL EVIDENCE Compelling preclinical evidence from NHP studies • Broad transduction across the brain, including high transduction of ependymal cells • Achieved supraphysiologic CSF levels of PGRN compared to levels in healthy human volunteers CLINICAL DEVELOPMENT Ongoing global Phase 1/2 upliFT-D trial focused on early symptomatic FTD-GRN Potential transformative therapy for rare, underserved disorder

25 PBFT02: NHP Preclinical Studies Utilizing ICM • PBFT02 achieved supraphysiologic levels of CSF PGRN in NHPs • AAV1 increased CSF PGRN levels ~5x more than AAV5 and AAVhu68 vectors, without further elevating peripheral levels 1. Hinderer et al., Annals Clin Trans Neurology. 2020 Left: Adult rhesus macaques received ICM PBFT02 (n = 3/dose) or vehicle (n =2) on study day 0. CSF was sampled 14 days post-dose. Center, right: Two adult rhesus macaques per treatment received ICM AAV.hPGRN High dose, 3.0 x 10 13 GC / 3.3 x 1011 GC/g brain) on study day 01 .. Shading: Reference range for healthy adult controls’ PGRN levels in CSF (n = 61) and plasma (n = 56) (Passage Bio data) Production of Human PGRN in Plasma AAV1 transgene delivery led to supraphysiologic hPGRN levels in CSF CSF PGRN (ng/mL) 0 10 20 30 40 CSF 0.1 1 10 100 LLOQ Normal Day RA2981 RA2982 RA3027 RA3153 RA3151 RA3170 RA3155 RA3160 AAVhu68 AAVhu68 (v2) AAV1 AAV5 RA2981 RA2982 RA3027 RA3153 RA3151 RA3170 RA3155 RA3160 AAVhu68 AAVhu68 (v2) AAV1 AAV5 RA2981 RA2982 RA3027 RA3153 RA3151 RA3170 RA3155 RA3160 AAVhu68 AAVhu68 (v2) AAV1 AAVhu68 AAV5 AAVhu68 (v2) AAV5 AAV1 Normal LLOQ Plasma Plasma PGRN (ng/mL) 0 10 20 30 40 0.1 1 10 100 Normal Day 1,000 PBFT02 (AAV1) Showed Dose-Related Increases in CSF PGRN 0 2 4 6 8 10 12 High Dose Medium Dose Low Dose Vehicle Human PGRN (ng/ml) 14 days post-ICM dose

26 PBFT02: Higher CSF PGRN May Confer Incremental Benefits Microgliosis reduction strongest at highest doses / PGRN levels (murine FTD model) • Microgliosis: inflammatory response to pathogenic insults in the CNS • CD68: marker of activated microglia Thalamus data shown above. Thalamic atrophy is a key feature commonly found in FTD Lipofuscin reduced at all doses, suggesting correction of underlying mechanism of disease (murine FTD model) • Lipofuscin: increased levels with lysosomal dysfunction • Correlated with underlying mechanism of FTD-GRN

27 upliFT-D: Global Phase 1/2 Trial with PBFT02 OPTIONAL DOSE 3 DOSE 2 (1.1e11 GC/g)* DOSE 1 (3.3e10 GC/g)* 60 days between subject enrollment COHORT 1 n = 3 COHORT 2 n = 3 OPTIONAL COHORT 3 n = 3 Trial Design Phase 1/2, multicenter, open-label, dose escalation study Route of Administration Intra-cisterna magna (ICM) Vector AAV1 Duration 2 years; with additional 3 years of follow-up for safety and durability of effect Primary Endpoints • Safety and tolerability Secondary Endpoints • Biomarkers, functional and clinical signs of disease progression Regulatory Clearances and Designations • Received multiple global regulatory clearances • Received Orphan Drug and Fast Track designations by FDA and Orphan designation by EC * Genome copies per gram of estimated brain weight IDMC review Recruiting Dosing complete Initial safety and biomarker data from Cohort 1 expected in 2H 2023

Looking Ahead

29 TIMING MILESTONE GM1 Feb 2023 Additional safety and biomarker data from Cohorts 1–3 presented at WORLDSymposium Mid 2023 Initial safety and biomarker data from Cohort 4 (early infantile, high dose) 2H 2023 Dose first patient at higher dose FTD-GRN 2H 2023 Initial safety and biomarker data from Cohort 1 patients Key Milestones PIPELINE • Pursuing strategic alternatives to advance Krabbe and MLD clinical-stage programs • Advance preclinical programs for ALS and Huntington’s Disease • Advance target ID research program for TLE • 8 additional CNS pipeline options remain through GTP partnership BALANCE SHEET • Cash balance of $168 million as of 3/31/23* • Cash on hand to fund operations into 1H 2025 * Cash, cash equivalents and marketable securities

30 Our Vision To fulfill the promise of genetic medicine by developing transformative therapies for people with devastating CNS diseases Two exciting lead gene therapy programs in GM1 and FTD Innovative research partnership with Penn’s Gene Therapy Program Longstanding manufacturing and process analytics capabilities Strong cash position with runway into 1H 2025

Thank You passagebio.com | NASDAQ GS: PASG

Demonstrated Leadership

Deep experience in rare disease, CNS disorders and genetic medicines

LEADERSHIP TEAM



William Chou, M.D.
President & Chief Executive Officer



Alex Fotopoulos
Chief Technology Officer



Simona King
Chief Financial Officer



Desiree Luthman, D.D.S.
SVP Global Regulatory Affairs



Mark Forman, M.D., Ph.D.
Chief Medical Officer



Chip Cale
General Counsel & Corporate Secretary



Stuart Henderson
SVP Corporate Development & Investor Relations

ACADIA · Bristol Myers Squibb · Biogen · gsk · MERCK · Momenta · NOVARTIS · sanofi · TMUNITY · ultragenyx

BOARD OF DIRECTORS

Maxine Gowen, Ph.D.
Chairwoman

Athena Countouriotis, M.D.
Avenzo Therapeutics

Derrell Porter, M.D.
Cellevolve Bio

Michael Kamarck, Ph.D.
Sanofi Biotech Advisory Council

Sandip Kapadia
Harmony Biosciences

Saqib Islam, J.D.
SpringWorks

Tom Woiwode, Ph.D.
Versant

William Chou, M.D.
President & Chief Executive Officer

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PassageBio

33 A Broad and Robust Pipeline with Global Rights Transformative therapies for CNS disorders across rare and large patient populations Program* Indication Gene Discovery Pre-clinical Phase 1/2 Pivotal PBGM01† GM1 gangliosidosis GLB1 PBFT02 Frontotemporal dementia GRN PBAL05 Amyotrophic lateral sclerosis C9orf72 Unnamed Huntington’s disease HTT & Undisclosed Unnamed Temporal lobe epilepsy Undisclosed PBKR03 Krabbe disease GALC PBML04 Metachromatic leukodystrophy ARSA *8 additional CNS pipeline license options remain; 3 license options were previously exercised, and rights were subsequently returned to the University of Pennsylvania. † Program includes ongoing natural history study of infantile and juvenile GM1 gangliosidosis patients Exploring strategic alternatives